Exhibit 32.1
JOINT CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Knowles Corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jeffrey S. Niew and John S. Anderson, the Principal Executive and Financial Officers of the Company, certify, pursuant to and for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JEFFREY S. NIEW
Name: Jeffrey S. Niew
Title: President and Chief Executive Officer
(Principal Executive Officer)
Date: April 28, 2017

/s/ JOHN S. ANDERSON
Name: John S. Anderson
Title: Senior Vice President & Chief Financial Officer
(Principal Financial Officer)
Date: April 28, 2017